Putnam
Balanced
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In the market environment we have endured as Putnam Balanced Fund moved through the first half of fiscal 2001, it may seem scant consolation to note that the bonds in your fund's portfolio moderated the damage sustained in the equity markets during the period. A better gauge of the fund's long-term potential is reflected in performance over its five-and-a-half-year life, though we must remind you that past performance should never be taken as an indication of future results.

Given the circumstances, your fund's management team acquitted itself well during the six months ended March 31, 2001, both in terms of coping with a vexing market environment and positioning the fund to take maximum advantage of more favorable circumstances as they evolve.

In the following report, the managers explain in detail the execution of their strategy during the period and provide their view of prospects for the fund during the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

David Santos
Anthony Sellitto
Kevin Cronin
and the Mortgage Team

Sharp declines across all sectors of the stock market characterized the first half of Putnam Balanced Fund's fiscal year and brought the exhilarating returns of the past several years to an abrupt halt. The bond market, on the other hand, fared better as many equity investors moved assets into more conservative fixed-income investments. While your fund could not avoid the negative effects of an extremely weak stock market, its investments in bonds helped cushion the blow of the equity downturns. For the six-month period ended March 31, 2001, the S&P 500 Index, one of your fund's benchmarks and a general measure of U.S. stock market performance, declined by more than 18%. While your fund declined more than this broad market index, it outperformed its other equity benchmark, the Russell 1000 Growth Index, which more accurately reflects the types of stocks in which the equity portion of the fund invests.

Total return for 6 months ended 3/31/01

      Class A           Class B           Class C           Class M
    NAV     POP       NAV    CDSC       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
  -28.63%  -32.72%  -28.94%  -32.44%  -28.90%  -29.60%  -28.80%  -31.30%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* BALANCED APPROACH PROVES VALUABLE IN DECLINING MARKET

Last October, at the start of the fund's fiscal year, the U.S. economy began to show signs of slowing, and a number of companies announced weaker-than-expected earnings. In the ensuing six months, the economic slowdown continued at a pace so rapid that many feared the U.S. economy would fall into a recession. Consumer confidence declined and businesses reduced their spending. The combined effect resulted in lower demand and excess inventories for many companies, particularly in the technology sector. In an effort to head off recession, the Federal Reserve Board quickly took action by cutting short-term interest rates three times in the first three months of 2001. Despite the Fed's aggressive stance, stocks continued to decline. We were not surprised by this lack of immediate response, since it typically takes several months for stock prices to improve following a cut in interest rates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        9.4%

Software               6.6%

Conglomerates          5.0%

Electronics            3.8%

Biotechnology          3.6%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


As stocks across the board felt the pressure of the weakening economic environment, your fund's investment in high-quality bonds proved beneficial. At the close of the period, approximately 48% of the fund's portfolio was invested in the fixed-income market, including U.S. Treasury securities and mortgage-backed securities issued by government-sponsored agencies. We began the fiscal year with the same strategy that had proved profitable during the previous nine months. That is, we emphasized mortgage-backed securities, in particular those backed by the Federal National Mortgage Association (FNMA). Within the U.S. Treasury sector, we focused on longer-term issues that had benefited from increased investor demand. The use of U.S. budget surplus funds to buy back long-term Treasuries also boosted prices by reducing supply over the period.

Shortly after the Fed's first interest-rate cut in January, we began to make some strategic shifts to the fixed-income portion of the fund's portfolio. We substantially reduced holdings in mortgage-backed securities to lower prepayment risk, which becomes more pronounced when interest rates are falling and more homeowners begin to refinance. In addition, we increased the fund's Treasury holdings, moving away from longer-term issues and purchasing predominantly 10-year notes and some 2-year issues. Our focus on 10-year Treasury notes proved beneficial as short-term interest rates moved lower.

* STOCK HOLDINGS DELIVER MIXED RETURNS

The Fed's actions also affected the equity portion of the fund's portfolio. During the period, the fund had a relatively small number of investments in the consumer cyclical sector, which delivered strong performance as a result of the Fed moves. This sector includes businesses, such as retail stores, that are more sensitive to changes in the economy. Although these stocks tend to do well when interest rates decline, we were focused on companies in other sectors that we believed were fundamentally stronger.

"As stocks across the board felt the pressure of the weakening economic environment, your fund's investment in high- quality bonds proved beneficial."

-- Anthony Sellitto, portfolio manager

Holdings that provided strength during the period were Clear Channel Communications, Inc., whose businesses include radio broadcasting and outdoor advertising; Echostar Communications Corp., which offers satellite television services; and AOL Time Warner, the media giant formed by the merger of America Online and Time Warner in January 2001. We believe these companies offer strong long-term growth prospects. After their stock prices were severely punished in late 2000, we took advantage of the situation and increased the fund's positions in them. This decision proved beneficial, since these stocks recovered nicely during the first three months of 2001. Other strong performers included Anheuser-Busch Companies, Inc., the world's largest brewer of beer, and BJ Services Company, a provider of oil well services. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* TECHNOLOGY SECTOR DECLINES HURT PERFORMANCE

During the period, stock market declines were sharpest in the technology sector, and your fund's portfolio felt the effects. Early last year, the prices of most technology stocks had risen in anticipation of continuing rapid profit growth. As the year progressed, however, investors began to think these expectations might be unrealistic, especially considering that many of these companies already had several years of record-breaking growth under their belts. At the same time, as the economy slowed, a number of businesses began to reduce their outlays on technology. As investors shied away from technology stocks and businesses began to rein in their spending, a number of well-known technology companies announced that their earnings might not be as strong as expected. The resulting market declines were extremely sharp; at the close of 2000, the Nasdaq Composite Index, a general measure of technology stock performance, delivered its worst one-year return since it was created in 1971.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

General Electric Co.
Conglomerates

Pfizer, Inc.
Pharmaceuticals

Microsoft Corp.
Software

AOL Time Warner, Inc.
Media

American Home Products Corp.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

Intel Corp.
Electronics

Eli Lilly & Co.
Pharmaceuticals

Enron Corp.
Natural gas utilities

Tyco International, Ltd. (Bermuda)
Conglomerates

Footnote reads:
These holdings represent 21.1% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.


In the first three months of 2001, spending cutbacks by businesses and tightened consumer spending became more severe while steep declines in technology stocks continued unabated. While we aggressively sold a number of technology stocks whose fundamentals had weakened, the sector's decline nonetheless had a negative impact on fund performance. Despite these setbacks, we believe technology will continue to be a driving force behind productivity and economic growth, and we expect the companies in the fund's portfolio to capitalize on that growth over the long term.

* LONG-TERM OUTLOOK REMAINS POSITIVE

As we enter the second half of fiscal 2001, our long-term outlook remains positive for the market and the sectors in which the fund invests. The Fed's interest-rate cuts -- including another surprise reduction of one-half percent just after the close of the period -- are undeniably an important positive factor. While we anticipate more short-term volatility, we expect that these interest-rate cuts will begin to stimulate economic activity by the latter part of 2001. Meanwhile, we continue to focus on your fund's balanced strategy, the importance of which has been confirmed in the challenging environment of the past six months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Fund is designed for investors seeking capital growth and current income by investing in common stocks and in fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                    Class A         Class B         Class C        Class M
(inception dates)   (1/3/95)       (4/4/00)        (4/4/00)        (4/4/00)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months        -28.63% -32.72% -28.94% -32.44% -28.90% -29.60% -28.80% -31.30%
------------------------------------------------------------------------------
1 year          -30.04  -34.04  -30.51  -33.92  -30.45  -31.14  -30.32  -32.75
------------------------------------------------------------------------------
5 years          64.61   55.14   58.57   56.69   58.69   58.69   60.67   55.08
Annual average   10.48    9.18    9.66    9.40    9.68    9.68    9.95    9.17
------------------------------------------------------------------------------
Life of fund    120.06  107.38  110.15  110.15  110.31  110.31  113.39  106.07
Annual average   13.47   12.40   12.64   12.64   12.65   12.65   12.92   12.29
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                                       Lehman Bros.
                                      Intermediate
                    Russell 1000        Treasury        S&P 500        Consumer
                    Growth Index       Bond Index        Index        price index
------------------------------------------------------------------------------------
6 months              -37.78%            6.84%          -18.75%          1.56%
------------------------------------------------------------------------------------
1 year                -42.72            11.48           -21.68           2.92
------------------------------------------------------------------------------------
5 years                72.81            39.56            94.06          13.23
Annual average         11.56             6.89            14.18           2.52
------------------------------------------------------------------------------------
Life of fund          151.05            58.54           181.40          17.38
Annual average         15.90             7.66            18.04           2.60
------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of this period the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation currently or previously in effect, without which total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    2             2             2             2
------------------------------------------------------------------------------
Income                 $0.120        $0.086        $0.075        $0.092
------------------------------------------------------------------------------
Capital gains
  Long-term             0.071         0.071         0.071         0.071
------------------------------------------------------------------------------
  Short-term            0.022         0.022         0.022         0.022
------------------------------------------------------------------------------
  Total                $0.213        $0.179        $0.168        $0.185
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/00            $14.30  $15.17    $14.29        $14.28    $14.30  $14.82
------------------------------------------------------------------------------
3/31/01             10.03   10.64     10.01         10.02     10.03   10.39
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 1000 Growth Index* contains those Russell 1000 Index securities with a greater-than-average growth orientation.

Lehman Brothers Intermediate Treasury Bond Index* is an unmanaged list of Treasury bonds that is used as a general gauge of the market for intermediate-term fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

COMMON STOCKS (50.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
              6,300 Omnicom Group, Inc.                                                               $     522,144

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
             36,050 Southwest Airlines Co.                                                                  639,888

Banking (1.1%)
-------------------------------------------------------------------------------------------------------------------
             30,100 Fifth Third Bancorp                                                                   1,608,469
             15,300 State Street Corp.                                                                    1,429,020
                                                                                                      -------------
                                                                                                          3,037,489

Beverage (0.5%)
-------------------------------------------------------------------------------------------------------------------
             32,700 Anheuser-Busch Cos., Inc.                                                             1,501,911

Biotechnology (3.6%)
-------------------------------------------------------------------------------------------------------------------
             44,300 Amgen, Inc. (NON)                                                                     2,666,303
             43,701 Applera Corp.-Applied Biosystems Group                                                1,212,703
             48,600 Celgene Corp. (NON)                                                                   1,215,000
             48,800 Genentech, Inc. (NON)                                                                 2,464,400
             26,200 IDEC Pharmaceuticals Corp. (NON)                                                      1,048,000
             42,260 MedImmune, Inc. (NON)                                                                 1,516,078
                                                                                                      -------------
                                                                                                         10,122,484

Broadcasting (1.4%)
-------------------------------------------------------------------------------------------------------------------
             40,500 Clear Channel Communications, Inc. (NON)                                              2,205,225
             58,300 Echostar Communications Corp. Class A (NON)                                           1,614,181
                                                                                                      -------------
                                                                                                          3,819,406

Cable Television (1.2%)
-------------------------------------------------------------------------------------------------------------------
            101,100 AT&T Corp. - Liberty Media Group Class A (NON)                                        1,415,400
             48,600 Comcast Corp. Class A (NON)                                                           2,038,160
                                                                                                      -------------
                                                                                                          3,453,560

Commercial and Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
             29,900 Paychex, Inc.                                                                         1,108,166

Communications Equipment (2.9%)
-------------------------------------------------------------------------------------------------------------------
             27,000 CIENA Corp. (NON)                                                                     1,127,250
            127,400 Cisco Systems, Inc. (NON) (SEG)                                                       2,014,513
             39,200 Comverse Technology, Inc. (NON)                                                       2,308,488
             37,200 QUALCOMM, Inc. (NON)                                                                  2,106,450
             30,800 Sonus Networks, Inc. (NON)                                                              614,556
                                                                                                      -------------
                                                                                                          8,171,257

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
             81,700 Dell Computer Corp. (NON)                                                             2,098,669
             54,613 EMC Corp. (NON)                                                                       1,605,622
             34,000 Network Appliance, Inc. (NON)                                                           571,625
             20,911 VeriSign, Inc. (NON)                                                                    741,034
                                                                                                      -------------
                                                                                                          5,016,950

Conglomerates (5.0%)
-------------------------------------------------------------------------------------------------------------------
            271,625 General Electric Co.                                                                 11,370,223
             66,565 Tyco International, Ltd. (Bermuda)                                                    2,877,605
                                                                                                      -------------
                                                                                                         14,247,828

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
             33,500 Providian Financial Corp.                                                             1,643,175

Electronics (3.8%)
-------------------------------------------------------------------------------------------------------------------
             45,200 Applied Micro Circuits Corp. (NON)                                                      745,800
             18,100 Emulex Corp. (NON)                                                                      340,506
            150,300 Intel Corp.                                                                           3,954,769
             34,738 JDS Uniphase Corp. (NON)                                                                640,482
             34,200 Linear Technology Corp.                                                               1,404,338
             44,700 Marvell Technology Group Ltd. (NON)                                                     539,194
             51,100 Micron Technology, Inc. (NON)                                                         2,122,183
             13,900 QLogic Corp. (NON)                                                                      312,750
             31,500 Sanmina Corp. (NON)                                                                     616,219
                                                                                                      -------------
                                                                                                         10,676,241

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
             44,550 Transocean Sedco Forex, Inc.                                                          1,931,243

Entertainment (0.6%)
-------------------------------------------------------------------------------------------------------------------
             38,217 Viacom, Inc. Class B (NON)                                                            1,680,401

Financial (0.5%)
-------------------------------------------------------------------------------------------------------------------
             34,300 Citigroup, Inc.                                                                       1,542,814

Health Care Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
             26,500 UnitedHealth Group, Inc.                                                              1,570,390

Insurance (0.3%)
-------------------------------------------------------------------------------------------------------------------
              9,300 American International Group, Inc.                                                      748,650

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
             12,800 Goldman Sachs Group, Inc. (The)                                                       1,089,280

Leisure (0.2%)
-------------------------------------------------------------------------------------------------------------------
             14,600 Harley-Davidson, Inc.                                                                   554,070

Media (2.2%)
-------------------------------------------------------------------------------------------------------------------
            154,884 AOL Time Warner, Inc. (NON)                                                           6,218,573

Medical Technology (0.7%)
-------------------------------------------------------------------------------------------------------------------
             44,700 Medtronic, Inc.                                                                       2,044,578

Natural Gas Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
             54,100 Enron Corp.                                                                           3,143,210

Pharmaceuticals (9.4%)
-------------------------------------------------------------------------------------------------------------------
             17,400 Allergan, Inc.                                                                        1,290,210
             82,800 American Home Products Corp.                                                          4,864,500
             15,100 Andrx Group (NON)                                                                       739,900
             12,388 Forest Laboratories, Inc. (NON)                                                         733,865
             29,700 IVAX Corp. (NON)                                                                        935,550
              9,200 Johnson & Johnson                                                                       804,724
             24,200 King Pharmacueticals, Inc. (NON)                                                        986,150
             48,400 Lilly (Eli) & Co.                                                                     3,710,344
            244,211 Pfizer, Inc.                                                                         10,000,440
             67,100 Schering-Plough Corp.                                                                 2,451,163
                                                                                                      -------------
                                                                                                         26,516,846

Power Producers (0.4%)
-------------------------------------------------------------------------------------------------------------------
             22,300 Calpine Corp. (NON)                                                                   1,228,061

Restaurants (0.2%)
-------------------------------------------------------------------------------------------------------------------
             16,600 Starbucks Corp. (NON)                                                                   704,463

Retail (2.3%)
-------------------------------------------------------------------------------------------------------------------
             17,400 Bed Bath & Beyond, Inc. (NON)                                                           427,388
             25,600 Kohls Corp. (NON)                                                                     1,579,264
             91,289 Wal-Mart Stores, Inc.                                                                 4,610,095
                                                                                                      -------------
                                                                                                          6,616,747

Semiconductor (1.1%)
-------------------------------------------------------------------------------------------------------------------
             45,100 Applied Materials, Inc. (NON)                                                         1,961,850
             29,000 KLA Tencor Corp. (NON)                                                                1,141,875
                                                                                                      -------------
                                                                                                          3,103,725

Software (6.6%)
-------------------------------------------------------------------------------------------------------------------
             19,700 Adobe Systems, Inc.                                                                     688,909
             47,600 BEA Systems, Inc. (NON)                                                               1,398,250
             19,900 Check Point Software Technologies Ltd. (Israel) (NON)                                   945,250
             22,100 Electronic Arts, Inc. (NON)                                                           1,198,925
             15,300 Mercury Interactive Corp. (NON)                                                         640,688
             33,794 Micromuse, Inc. (NON)                                                                 1,277,075
            165,319 Microsoft Corp. (NON)                                                                 9,040,881
             36,716 Oracle Corp. (NON)                                                                      550,006
             28,696 Siebel Systems, Inc. (NON)                                                              780,531
             47,216 VERITAS Software Corp. (NON)                                                          2,183,268
                                                                                                      -------------
                                                                                                         18,703,783

Telecommunications (0.7%)
-------------------------------------------------------------------------------------------------------------------
             25,800 Qwest Communications International, Inc. (NON)                                          904,290
            135,700 XO Communications, Inc. (NON)                                                           949,900
                                                                                                      -------------
                                                                                                          1,854,190
                                                                                                      -------------
                    Total Common Stocks (cost $185,726,739)                                           $ 143,211,523
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (48.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (24.1%)
-------------------------------------------------------------------------------------------------------------------
$            23,155 Federal Home Loan Mortgage Corporation 6s,
                    February 1, 2029                                                                  $      22,623
                    Federal National Mortgage Association Pass-Through
                    Certificates
         47,587,199 8s, with due dates from November 1, 2029 to March 1, 2031                            49,074,305
          4,002,104 7 1/2s, with due dates from June 1, 2015 to March 1, 2030                             4,120,676
            366,549 7s, October 1, 2015                                                                     374,847
          2,375,000 6 5/8s, September 15, 2009                                                            2,524,910
          5,716,626 6 1/2s, with due dates from February 1, 2029 to
                    November 1, 2030                                                                      5,700,746
          1,236,037 6s, with due dates from June 1, 2015 to May 1, 2016                                   1,232,733
                    Government National Mortgage Association Pass-Through
                    Certificates
          2,972,862 8s, with due dates from June 15, 2026 to October 15, 2030                             3,068,672
            954,941 7 1/2s, with due dates from November 15, 2029 to
                    June 15, 2030                                                                           979,330
          1,026,812 7s, with due dates from May 15, 2023 to February 15, 2030                             1,045,389
            143,310 6 1/2s, with due dates from September 15, 2024 to
                    April 15, 2029                                                                          143,481
                                                                                                      -------------
                                                                                                         68,287,712

U.S. Treasury Obligations (23.9%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         18,965,000 6 1/4s, May 15, 2030                                                                 20,834,759
          1,370,000 5 1/4s, February 15, 2029                                                             1,298,924
                    U.S. Treasury Notes
            170,000 6 3/4s, May 15, 2005                                                                    183,733
         32,660,000 6 1/2s, February 15, 2010                                                            36,079,175
          4,025,000 5 3/4s, November 15, 2005                                                             4,223,070
          4,990,000 5s, February 15, 2011                                                                 5,015,748
                                                                                                      -------------
                                                                                                         67,635,409
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $134,708,468)                                                               $ 135,923,121

PREFERRED STOCKS (--%) (cost $17) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                250 TCR Holding Corp. zero % pfd.                                                     $           3

SHORT-TERM INVESTMENTS (2.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,000,000 UBS Finance (DE), LLC, effective yield of 5.5%, April 2, 2001                     $   2,998,625
          2,479,000 Interest in $500,000,000 joint repurchase agreement dated March 30, 2001with Credit Suisse First Boston
                    due April 2, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $2,480,107 for an effective
                    yield of 5.36%                                                                        2,479,000
            567,000 Corporate Receivables Corp., effective yield of 5.34%,
                    April 19, 2001                                                                          565,486
                                                                                                      -------------
                    Total Short-Term Investments (cost $6,043,111)                                    $   6,043,111
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $326,478,335) (b)                                         $ 285,177,758
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $282,890,986.

  (b) The aggregate identified cost on a tax basis is $327,001,784, resulting in gross unrealized appreciation and depreciation of $3,590,581 and $45,414,607, respectively, or net unrealized depreciation of $41,824,026.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001
                                     Aggregate Face  Expiration    Unrealized
                       Total Value        Value         Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index (long)   $16,368,800     $17,040,488     June-01     $(671,688)
US Treasury Note
10YR (short)            11,469,938      11,432,354     June-01       (37,584)
US Treasury Note
5YR (short)              5,275,781       5,247,445     June-01       (28,336)
------------------------------------------------------------------------------
                                                                   $(737,608)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2001
(Proceeds receivable $574,346)
                           Principal    Settlement       Market
Agency                      Amount         Date           Value
------------------------------------------------------------------------------
FNMA 6s, April 2016        $572,000       4/19/01       $570,930
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $326,478,335) (Note 1)                                        $285,177,758
-------------------------------------------------------------------------------------------
Cash                                                                                 13,926
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,316,213
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,200,212
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,121,025
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      54,925
-------------------------------------------------------------------------------------------
Total assets                                                                    293,884,059

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  8,933,747
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          823,455
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        447,647
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           14,338
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         3,159
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,275
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              139,774
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $574,346)                      570,930
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               58,748
-------------------------------------------------------------------------------------------
Total liabilities                                                                10,993,073
-------------------------------------------------------------------------------------------
Net assets                                                                     $282,890,986

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $361,013,391
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        254,174
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (36,341,810)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (42,034,769)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $282,890,986

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($194,880,760 divided by 19,426,820 shares)                                          $10.03
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.03)*                              $10.64
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($15,186,022 divided by 1,516,368 shares)**                                          $10.01
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,452,196 divided by 344,489 shares)**                                             $10.02
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,876,259 divided by 187,044 shares)                                               $10.03
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.03)*                              $10.39
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($67,495,749 divided by 6,726,277 shares)                                            $10.03
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                      $    217,857
-------------------------------------------------------------------------------------------
Interest income                                                                   3,321,985
-------------------------------------------------------------------------------------------
Total investment income                                                           3,539,842

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    759,105
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      160,855
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,297
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,055
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               176,094
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                58,385
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                17,399
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,923
-------------------------------------------------------------------------------------------
Other                                                                                65,278
-------------------------------------------------------------------------------------------
Fees waived by Management                                                           (53,307)
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,190,084
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (52,208)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,137,876
-------------------------------------------------------------------------------------------
Net investment income                                                             2,401,966
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (35,741,218)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     323,071
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
and TBA sales commitments during the period                                     (45,084,136)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (80,502,283)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(78,100,317)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  2,401,966       $  609,510
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (35,418,147)         478,510
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (45,084,136)       2,528,004
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (78,100,317)       3,616,024
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,336,338)        (328,066)
--------------------------------------------------------------------------------------------------
   Class B                                                                (82,015)         (14,095)
--------------------------------------------------------------------------------------------------
   Class C                                                                (13,429)          (2,222)
--------------------------------------------------------------------------------------------------
   Class M                                                                 (6,321)          (1,758)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (902,884)        (136,973)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                               (633,399)        (451,413)
--------------------------------------------------------------------------------------------------
   Class B                                                                (74,008)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (15,601)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (4,419)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (640,342)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     239,150,972      118,901,030
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          157,341,899      121,582,527

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   125,549,087        3,966,560
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $254,174 and $193,195, respectively)                       $282,890,986     $125,549,087
--------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $12.63       $11.92       $11.90       $11.03       $10.56
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .13(d)       .34(d)       .25(d)       .22          .25          .29
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.19)        3.06         2.02         1.05         2.16         1.18
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.06)        3.40         2.27         1.27         2.41         1.47
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.33)        (.22)        (.25)        (.27)        (.35)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.09)       (1.40)       (1.34)       (1.00)       (1.27)        (.65)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)       (1.73)       (1.56)       (1.25)       (1.54)       (1.00)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.03       $14.30       $12.63       $11.92       $11.90       $11.03
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.63)*      28.40        20.25        12.18        24.58        15.01
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $194,881      $72,565       $3,967       $3,147       $2,769       $2,246
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .52*         .91          .78          .77          .71          .73
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            1.01*        2.00         2.05         1.82         2.29         2.72
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                162.47*      275.49       123.90       139.55       151.15       170.75
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended March 31, 2001 reflect a reduction of less than $0.01 for all classes of shares. For the periods ended September 30, 1999, 1998, 1997 and 1996, expenses reflect a reduction of $0.19, $0.13, $0.12, and $0.15, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------
                                     Six months
                                       ended     For the period
Per-share                            March 31    April 4, 2000+
operating performance               (Unaudited)   to Sept. 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.29       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .08          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.18)         .01
--------------------------------------------------------------
Total from
investment operations                  (4.10)         .08
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.09)        (.06)
--------------------------------------------------------------
From net realized gain
on investments                          (.09)          --
--------------------------------------------------------------
Total distributions                     (.18)        (.06)
--------------------------------------------------------------
Net asset value,
end of period                         $10.01       $14.29
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.94)*       0.53*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,186       $6,215
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .90*         .88*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .64*         .58*
--------------------------------------------------------------
Portfolio turnover (%)                162.47*      275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended March 31, 2001 reflect a reduction of less than $0.01 for all classes of shares.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                            March 31   April 4, 2000+
operating performance              (Unaudited)   to Sept. 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.28       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .08          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.17)         .01
--------------------------------------------------------------
Total from
investment operations                  (4.09)         .08
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.08)        (.07)
--------------------------------------------------------------
From net realized gain
on investments                          (.09)          --
--------------------------------------------------------------
Total distributions                     (.17)        (.07)
--------------------------------------------------------------
Net asset value,
end of period                         $10.02       $14.28
--------------------------------------------------------------
Total return at
net asset value  (%)(b)               (28.90)*       0.55*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,452         $918
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .90*         .88*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .66*         .58*
--------------------------------------------------------------
Portfolio turnover (%)                162.47*      275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended March 31, 2001 reflect a reduction of less than $0.01 for all classes of shares.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                             March 31   April 4, 2000+
operating performance               (Unaudited)   to Sept. 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .10          .09
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.19)          --
--------------------------------------------------------------
Total from
investment operations                  (4.09)         .09
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.09)        (.06)
--------------------------------------------------------------
From net realized gain
on investments                          (.09)          --
--------------------------------------------------------------
Total distributions                     (.18)        (.06)
--------------------------------------------------------------
Net asset value,
end of period                         $10.03       $14.30
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.80)*       0.61*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,876         $562
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .77*         .76*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .74*         .70*
--------------------------------------------------------------
Portfolio turnover (%)                162.47*      275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended March 31, 2001 reflect a reduction of $0.01 for all classes of shares.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                     Six months
                                       ended     For the period
Per-share                             March 31  August 2, 2000+
operating performance               (Unaudited)   to Sept. 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $13.95
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .15          .05
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.20)         .34
--------------------------------------------------------------
Total from
investment operations                  (4.05)         .39
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.13)        (.04)
--------------------------------------------------------------
From net realized gain
on investments                          (.09)          --
--------------------------------------------------------------
Total distributions                     (.22)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                         $10.03       $14.30
--------------------------------------------------------------
Total return at
net asset value  (%)(b)               (28.55)*       2.82*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $67,496      $45,289
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .40*         .13*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            1.14*         .37*
--------------------------------------------------------------
Portfolio turnover (%)                162.47*      275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the period ended March 31, 2001 reflect a reduction of less than $0.01 for all classes of shares.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Balanced Fund (the "fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Security valuation above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 0.80% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2001, the fund's expenses were reduced by $52,208 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $99,068 and $255 from the sale of class A and class M shares, respectively, and received $7,339 and $238 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2001, Putnam Retail Management acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $360,605,828 and $168,655,094, respectively. Purchases and sales of U.S. government obligations aggregated $221,675,609 and $172,582,665, respectively.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Six months ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,501,242        $197,212,637
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
Distributions                                  154,489           1,969,737
---------------------------------------------------------------------------
                                            16,655,731         199,182,374

Shares
repurchased                                 (2,302,276)        (26,369,995)
---------------------------------------------------------------------------
Net increase                                14,353,455        $172,812,379
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,449,088        $ 76,959,310
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
Distributions                                   58,542             777,629
---------------------------------------------------------------------------
                                             5,507,630          77,736,939

Shares
repurchased                                   (748,407)        (10,661,354)
---------------------------------------------------------------------------
Net increase                                 4,759,223        $ 67,075,585
---------------------------------------------------------------------------

                                            Six months ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,258,455         $15,368,554
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   12,238             156,023
---------------------------------------------------------------------------
                                             1,270,693          15,524,577

Shares
repurchased                                   (189,364)         (2,165,074)
---------------------------------------------------------------------------
Net increase                                 1,081,329         $13,359,503
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,749          $6,456,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      928             13,305
---------------------------------------------------------------------------
                                               453,677           6,469,876

Shares
repurchased                                    (18,638)           (268,002)
---------------------------------------------------------------------------
Net increase                                   435,039          $6,201,874
---------------------------------------------------------------------------

                                            Six months ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    689,055          $8,632,691
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,277              29,030
---------------------------------------------------------------------------
                                               691,332           8,661,721

Shares
repurchased                                   (411,168)         (4,898,306)
---------------------------------------------------------------------------
Net increase                                   280,164          $3,763,415
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     74,279          $1,055,760
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      137               1,967
---------------------------------------------------------------------------
                                                74,416           1,057,727

Shares
repurchased                                    (10,091)           (144,258)
---------------------------------------------------------------------------
Net increase                                    64,325          $  913,469
---------------------------------------------------------------------------

                                            Six months ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    157,481          $1,698,965
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      842              10,740
---------------------------------------------------------------------------
                                               158,323           1,709,705

Shares
repurchased                                    (10,544)           (111,188)
---------------------------------------------------------------------------
Net increase                                   147,779          $1,598,517
---------------------------------------------------------------------------

                                               For the period April 4, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     57,126           $ 803,902
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123               1,758
---------------------------------------------------------------------------
                                                57,249             805,660

Shares
repurchased                                    (17,984)           (253,164)
---------------------------------------------------------------------------
Net increase                                    39,265           $ 552,496
---------------------------------------------------------------------------

                                            Six months ended March 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,831,715         $62,612,398
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  121,037           1,543,226
---------------------------------------------------------------------------
                                             4,952,752          64,155,624

Shares
repurchased                                 (1,392,666)        (16,538,466)
---------------------------------------------------------------------------
Net increase                                 3,560,086         $47,617,158
---------------------------------------------------------------------------

                                              For the period August 2, 2000
                                            (commencement of operations) to
                                                         September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,950         $46,161,500
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,532             136,973
---------------------------------------------------------------------------
                                             3,313,482          46,298,473

Shares
repurchased                                   (147,291)         (2,140,867)
---------------------------------------------------------------------------
Net increase                                 3,166,191         $44,157,606
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

David Santos
Vice President and Fund Manager

Anthony Sellitto
Vice President and Fund Manager

Kevin Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA072-71211  318  5/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Fund
Supplement to semiannual Report dated 3/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/01

                                                             NAV
6 months                                                   -28.55%
1 year                                                     -29.94
5 years                                                     64.83
Annual average                                              10.51
Life of fund (since class A inception, 1/3/95)             120.36
Annual average                                              13.50

Share value:                                                 NAV
9/30/00                                                    $14.30
3/31/01                                                    $10.03
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       0.132           0.093          0.225
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund's prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Global Growth
and Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Global Growth and Income Fund's ability to invest across the full spectrum of the world's stock markets is one of its strengths. The feature also presents a daunting challenge for your fund's managers as they seek out promising investments. Such a tour de force would hardly be possible without the depth and breadth of Putnam's research capability.

Although the fund's performance fell into negative territory during the first half of fiscal 2001, its descent was much less than that of a good many other equity-oriented portfolios and only a fraction of the decline posted by its benchmark index. Past performance should never be taken as an indication of future results; a more reliable gauge of the fund's potential might be the positive returns it has posted since its introduction in 1995. Again, its results surpassed the benchmark for the period.

In the following report, your fund's management team reviews the market strategy and investment results for the six months ended March 31, 2001. The managers also discuss the fund's potential strengths and challenges as it enters the second half of 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001


REPORT FROM FUND MANAGEMENT

Deborah F.  Kuenstner
Colin Moore
Hugh H. Mullin
George W. Stairs


Global markets trended sharply downward during the six months ended March 31, 2001, as world economies slowed and corporate profitability waned. The Federal Reserve Board took aggressive steps to reignite economic growth in the United States, but the U.S. economy nevertheless continued to sputter through the end of the reporting period. Despite a decline in the value of Putnam Global Growth and Income Fund's portfolio during the first half of fiscal year 2001, the fund managed to outperform its benchmark by a significant margin. These results were due in large part to adroit stock selection and sector emphasis and the deliberate streamlining of the portfolio to help reduce risk.

Total return for 6 months ended 3/31/01

      Class A          Class B         Class C         Class M
    NAV     POP      NAV    CDSC     NAV    CDSC     NAV     POP
---------------------------------------------------------------------------
  -4.71%  -10.20%  -5.03%  -9.56%  -5.03%  -5.94%  -4.88%	-8.22%
---------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* NUMBER OF PORTFOLIO HOLDINGS REDUCED

Shareholders who regularly peruse the listing of the fund's holdings, which starts on page 11, will notice that the portfolio comprises far fewer stocks than it once did. This consolidation is a reflection of the gradual winnowing that has taken place since October 2000. After careful examination of the fund's holdings and attendant risk, we determined that the fund was diversified beyond the point at which any further benefit could be derived. Accordingly, the number of equity holdings in the fund was reduced by nearly half.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking               12.7%

Pharmaceuticals       10.8%

Oil and gas            8.4%

Computers              5.9%

Insurance              5.0%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


We are confident that our stock selection decisions, driven by Putnam's sophisticated portfolio construction methods, will help improve the overall performance of the fund. Stocks that were highly correlated with other, similar stocks were trimmed from the portfolio in cases where we believed the removal would improve returns without increasing risk. In every instance, we took great care to retain stocks with superior investment characteristics, including attractive valuations, healthy fundamentals, effective management, a history of paying dividends, strong market position, and improving business prospects. Although the fund currently holds 125 stocks, we will continue to reduce the number of holdings to approximately 100 stocks, a level that we believe will provide ample diversification without incurring undue risk.

* PORTFOLIO TIPPED FURTHER IN FAVOR OF U.S. EQUITIES

Identifying the best investment opportunities from around the globe is at the heart of our stock selection process. Over time, the portion of the fund's assets allocated to domestic equities will vary. When we last reported to shareholders in September 2000, the fund's investment in U.S. equities totaled about 56%. That allocation has since increased and as of March 31, 2001, represented approximately 62% of the portfolio.

The gradual shift in favor of domestic stocks was a byproduct of strategic investments that broadened the fund's exposure to technology, media, and consumer cyclical stocks. We believe these interest-rate-sensitive sectors represent excellent opportunity combined with attractive prices, particularly in the U.S. market where the Fed's more lenient monetary policy bodes well in the near term. Of course, as economic factors and market sentiment change, the fund's exposure to these sectors, and to domestic equities in general, may change.

* PORTFOLIO QUALITY UPGRADED

The economic slowdown in the United States and abroad resulted in waves of profit warnings from virtually every market sector. Negative sentiment took stock prices down, in some cases to levels we believed were unjustifiably low. We were fortunate to pick up attractive bargains in a variety of sectors, adding to the portfolio several high-quality stocks valued well below what we consider their long-term worth.


"About 10 to 15 percent of the average U.S. investor's portfolio is in foreign companies, and they seem eager to jump further onto the foreign-investment bandwagon. Americans' net purchases of foreign securities totaled $9.5 billion in 2000, compared with a $15.6 billion net sell-off a year earlier, according to the U.S. Treasury Department.

-- Elizabeth Carson, CBS.MarketWatch.com, April 4, 2001


This trend toward quality was well illustrated by our investment activities within the technology sector. Despite a gradual increase in the fund's technology holdings, the portfolio remained less exposed to the sector than its benchmark, the MSCI World Index. This underexposure proved beneficial as the tech sector suffered painful losses during the period. Nevertheless, our well-chosen positions significantly boosted fund performance, with industry leaders Microsoft and Dell posting strong returns. Shares of Microsoft -- arguably the world's foremost producer of software-- traded lower after protracted litigation raised concerns that the company would be forced to break apart. We purchased shares on weakness and were amply rewarded as the stock regained some ground.

The fund also got a boost from its position in BMC Software, which manufactures business software that aids in database management, transactions, and data communications. Other successful technology holdings included Misys, Hewlett-Packard, and Computer Associates. While these holdings, as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy, and may change in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
United States
Oil and gas

Merck & Co., Inc.
United States
Pharmaceuticals

IBM Corp.
United States
Computers

AstraZeneca Group PLC
United Kingdom
Pharmaceuticals

Bristol-Myers Squibb Co.
United States
Pharmaceuticals

Johnson & Johnson
United States
Pharmaceuticals

Microsoft Corp.
United States
Software

Philip Morris Cos., Inc.
United States
Tobacco

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Bank of America Corp.
United States
Banking

Footnote reads:
These holdings represent 18.3% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.


The fund recently acquired shares of two of the world's top advertising companies, further enhancing portfolio quality. WPP Group and Interpublic Group, Inc., each provide a full range of advertising, marketing, and public relations services worldwide. WPP Group is composed of such well-known subsidiaries as Ogilvy and Mather, J. Walter Thompson, and Young & Rubicam. The firm provides services to more than 300 of the Fortune 500 companies in more than 92 countries. Interpublic Group comprises McCann-Erickson World Group and The Lowe Group. Shares of WPP and Interpublic were purchased when economic sluggishness and a setback in advertising spending caused their valuations to fall.

Viacom is one more example of an industry leader whose shares, recently punished by the market, provided us with a rare opportunity to upgrade the portfolio. This multifaceted company operates cable systems and television stations throughout the United States. It produces and distributes films and television programs, operates popular cable channels MTV, VH1, and Nickelodeon, and is further involved in video rentals through its subsidiary, Blockbuster Video. Viacom also owns a publishing arm, Simon & Schuster. We believe Viacom will provide strong returns as the market once again recognizes its true value.

The fund derived some benefit from taking a slightly more aggressive stance on energy than its benchmark index. That overweight position, combined with superior stock selection, proved rewarding. Among our most successful energy picks were Alberta Energy Company and NiSource, Inc. Alberta Energy explores and drills for oil and natural gas. It owns considerable reserves of both these natural resources, as well as pipelines, and facilities for storing supplies of natural gas. NiSource is an Indiana-based diversified energy company with subsidiaries that supply natural gas and electricity to nine states in the midwestern, mid-Atlantic, and northeastern regions of the United States. In 2000, the company acquired Columbia Energy group, expanding its distribution, transmission, and storage capabilities. NiSource owns an extensive pipeline system connecting the Gulf of Mexico to the northeast.

* SEMIANNUAL PERIOD NOT WITHOUT DISAPPOINTMENTS

Fund results were dampened by negative performance in communication services. The sector as a whole declined, and several portfolio holdings reported poor results, including Cable & Wireless, Nippon Telegraph and Telephone, and BCE. One exception was AT&T, which we purchased and sold within the period, successfully locking in a gain. We trimmed the portfolio's telecom positions to the point of being slightly underexposed to the sector versus the benchmark.

Among health care stocks, the fund's position in Schering-Plough Corp. proved detrimental during the period. Citing quality control issues, the Food and Drug Administration suspended production at four of the company's plants, which caused a significant decline in the value of the shares. We believe the company is undertaking aggressive measures to rectify the situation and that Schering-Plough's troubles are temporary in nature. Accordingly, we have added to our posiiton as the price of shares has been unusually attractive.

* KEEPING OUR EYES ON QUALITY

In our opinion, it is likely that economic news and earnings reports will continue to be negative for the next few quarters. That said, it is important to remember that capital markets tend to exhibit positive change several months before leading economic indicators register such improvement. We believe the Fed may initiate further cuts in short-term interest rates to help spur economic growth.

Our research suggests that most world equity markets are beginning to look undervalued and we view this as a buying opportunity. We are finding non-U.S. investments, particularly European and Japanese equities, increasingly attractive on the basis of valuation and business prospects. As always, we will focus on identifying the highest quality names, even among poorly performing sectors, such as technology.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing primarily in stocks of companies in the United States and worldwide.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (11/3/97)       (7/26/99)       (11/3/97)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -4.71% -10.20%  -5.03%  -9.56%  -5.03%  -5.94%  -4.88%  -8.22%
------------------------------------------------------------------------------
1 year           -5.54  -11.00   -6.22  -10.69   -6.21   -7.10   -5.99   -9.26
------------------------------------------------------------------------------
5 years          69.61   59.89   62.55   60.55   63.90   63.90   64.63   58.93
Annual average   11.15    9.84   10.20    9.93   10.39   10.39   10.48    9.71
------------------------------------------------------------------------------
Life of fund    111.59   99.39  100.08  100.08  109.48  109.48  103.47   96.45
Annual average   12.74   11.67   11.74   11.74   12.56   12.56   12.04   11.41
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                                 MSCI                Consumer
                              World Index           price index
--------------------------------------------------------------------------------
6 months                       -18.24%                 1.56%
--------------------------------------------------------------------------------
1 year                         -25.10                  2.92
--------------------------------------------------------------------------------
5 years                         48.37                 13.23
Annual average                   8.21                  2.52
--------------------------------------------------------------------------------
Life of fund                    86.40                 17.38
Annual average                  10.48                  2.60
--------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower. For a portion of those periods, the fund was offered on a limited basis and had limited assets.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    2             1             1             1
------------------------------------------------------------------------------
Income                 $0.061        $0.027        $0.029        $0.033
------------------------------------------------------------------------------
Capital gains
  Long-term             0.428         0.428         0.428         0.428
------------------------------------------------------------------------------
  Short-term            0.148         0.148         0.148         0.148
------------------------------------------------------------------------------
  Total                $0.637        $0.603        $0.605        $0.609
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/00            $13.56  $14.39    $13.38        $13.53    $13.46  $13.95
------------------------------------------------------------------------------
3/31/01             12.31   13.06     12.13         12.27     12.22   12.66
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of global equity securities with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Interpublic Group Cos., Inc.                                                      $     583,950
             43,433 WPP Group PLC (United Kingdom) (NON)                                                    461,133
                                                                                                      -------------
                                                                                                          1,045,083

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
            121,840 BAE Systems PLC (United Kingdom)                                                        543,758
              8,054 General Dynamics Corp.                                                                  505,308
                                                                                                      -------------
                                                                                                          1,049,066

Automotive (0.8%)
-------------------------------------------------------------------------------------------------------------------
             32,112 Ford Motor Co.                                                                          902,989

Banking (12.7%)
-------------------------------------------------------------------------------------------------------------------
             30,648 Bank of America Corp.                                                                 1,677,978
             16,403 Bank of New York Company, Inc.                                                          807,684
             31,518 Bank of Nova Scotia (Canada)                                                            808,924
             31,798 Bank One Corp.                                                                        1,150,452
             42,100 Charter One Financial, Inc.                                                           1,191,430
             20,439 Comerica, Inc.                                                                        1,256,999
             23,535 FleetBoston Financial Corp.                                                             888,446
             11,192 M & T Bank Corp.                                                                        782,321
             85,850 Overseas-Chinese Banking Corp. (Singapore)                                              556,479
             35,488 Royal Bank of Scotland Group PLC (United Kingdom)                                       806,521
             93,581 San Paolo-INI SpA (Italy)                                                             1,264,445
              3,420 Societe Generale (France) (NON)                                                         211,558
             40,917 Toronto-Dominion Bank (Canada)                                                        1,026,759
             61,845 U.S. Bancorp                                                                          1,434,804
             23,600 Washington Mutual, Inc.                                                               1,292,100
                                                                                                      -------------
                                                                                                         15,156,900

Beverage (2.9%)
-------------------------------------------------------------------------------------------------------------------
             25,627 Anheuser-Busch Cos., Inc.                                                             1,177,048
             19,628 Coca-Cola Co.                                                                           886,400
             25,798 Coca-Cola Enterprises, Inc.                                                             458,688
             88,135 Diageo PLC (United Kingdom)                                                             885,633
                                                                                                      -------------
                                                                                                          3,407,769

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
             22,749 Clear Channel Communications, Inc. (NON)                                              1,238,683

Cable Television (0.9%)
-------------------------------------------------------------------------------------------------------------------
             45,700 USA Networks, Inc. (NON)                                                              1,093,944

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
             19,247 Akzo-Nobel NV (Netherlands)                                                             798,723
             11,924 Avery Dennison Corp.                                                                    620,286
             14,435 Eastman Chemical Co.                                                                    710,491
                                                                                                      -------------
                                                                                                          2,129,500

Communications Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
             11,010 Alcatel SA (France)                                                                     333,237

Computers (5.9%)
-------------------------------------------------------------------------------------------------------------------
             35,747 Dell Computer Corp. (NON)                                                               918,251
             68,000 Fujitsu Ltd. (Japan)                                                                    906,305
             50,841 Hewlett-Packard Co.                                                                   1,589,798
             25,522 IBM Corp.                                                                             2,454,706
             12,480 Lexmark International, Inc. (NON)                                                       568,090
             38,000 NEC Corp. (Japan)                                                                       605,938
                                                                                                      -------------
                                                                                                          7,043,088

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
             13,185 Cooper Industries, Inc.                                                                 441,038
             16,004 Tyco International, Ltd.                                                                691,853
                                                                                                      -------------
                                                                                                          1,132,891

Consumer Finance (1.4%)
-------------------------------------------------------------------------------------------------------------------
              6,700 Aiful Corp. (Japan)                                                                     587,654
             13,800 Promise Co., Ltd. (Japan)                                                             1,035,275
                                                                                                      -------------
                                                                                                          1,622,929

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
             13,493 Kimberly-Clark Corp.                                                                    915,230

Electric Utilities (4.8%)
-------------------------------------------------------------------------------------------------------------------
             18,618 Duke Energy Corp.                                                                       795,733
             16,201 E.ON AG (Germany)                                                                       773,108
             21,809 Entergy Corp.                                                                           828,742
             26,840 Progress Energy, Inc.                                                                 1,155,999
            132,552 Scottish and Southern Energy PLC (United Kingdom)                                     1,170,882
            149,702 Scottish Power PLC (United Kingdom)                                                     995,770
                                                                                                      -------------
                                                                                                          5,720,234

Electrical Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
              7,729 Emerson Electric Co.                                                                    479,198
            277,455 Invensys PLC (United Kingdom)                                                           528,425
              8,442 Schneider Electric SA (France)                                                          492,373
                                                                                                      -------------
                                                                                                          1,499,996

Electronics (2.9%)
-------------------------------------------------------------------------------------------------------------------
             12,300 Fuji Soft ABC, Inc. (Japan)                                                             648,867
             54,200 Motorola, Inc.                                                                          772,892
              6,000 Murata Manufacturing Co., Ltd. (Japan)                                                  498,484
             55,500 Solectron Corp. (NON)                                                                 1,055,055
            196,000 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                   528,246
                                                                                                      -------------
                                                                                                          3,503,544

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
             26,886 Transocean Sedco Forex, Inc.                                                          1,165,508

Entertainment (0.5%)
-------------------------------------------------------------------------------------------------------------------
             14,100 Viacom, Inc. Class B (NON)                                                              619,977

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
             31,589 Citigroup, Inc.                                                                       1,420,873
             17,887 Fannie Mae                                                                            1,423,805
                                                                                                      -------------
                                                                                                          2,844,678

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
             23,079 CSM (Netherlands)                                                                       513,952
             21,129 Heinz (H.J.) Co.                                                                        849,386
                                                                                                      -------------
                                                                                                          1,363,338

Insurance (5.0%)
-------------------------------------------------------------------------------------------------------------------
              2,546 Allianz AG (Germany) (NON)                                                              743,592
             32,200 American General Corp.                                                                1,231,650
             25,650 ING Groep NV (Netherlands)                                                            1,677,351
              2,773 Muenchener Rueckversicherungs AG (Germany)                                              830,720
                600 Muenchener Rueckversicherungs AG 144A (Germany)                                         179,745
              6,841 The Chubb Corp.                                                                         495,562
              2,488 Zurich Financial Services AG (Switzerland)                                              821,884
                                                                                                      -------------
                                                                                                          5,980,504

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------------------------------------------
             37,874 Fortis (Netherlands)                                                                    993,033
             11,000 Morgan Stanley, Dean Witter & Co.                                                       588,500
             88,000 Nikko Securities Co., Ltd. (Japan)                                                      618,037
             37,000 Nomura Securities Co., Ltd. (Japan)                                                     664,405
                                                                                                      -------------
                                                                                                          2,863,975

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,212 Accor SA (France) (NON)                                                                 534,392

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
             34,383 Atlas Copco AB (Sweden)                                                                 556,688

Manufacturing (0.5%)
-------------------------------------------------------------------------------------------------------------------
              9,937 Illinois Tool Works, Inc.                                                               564,819

Media (0.7%)
-------------------------------------------------------------------------------------------------------------------
             29,497 Disney (Walt) Productions, Inc.                                                         843,614

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             24,013 St. Jude Medical, Inc. (NON)                                                          1,293,100

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
             33,577 NiSource, Inc.                                                                        1,044,916

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,000 Canon, Inc. (Japan)                                                                     508,380

Oil & Gas (8.4%)
-------------------------------------------------------------------------------------------------------------------
             13,200 Alberta Energy Company Ltd. (Canada)                                                    586,164
            101,037 ENI-Ente Nazionale Idrocarburi SpA (Italy)                                              660,719
             38,301 Exxon Mobil Corp.                                                                     3,102,381
             18,444 Petroleo Brasileiro ADR (Brazil)                                                        438,967
            144,559 Shell Transport & Trading Co. (United Kingdom)                                        1,117,712
             38,500 Tosco Corp.                                                                           1,646,260
             11,256 TotalFinaElf SA Class B (France)                                                      1,526,853
             25,100 Valero Energy Corp.                                                                     891,050
                                                                                                      -------------
                                                                                                          9,970,106

Paper & Forest Products (1.9%)
-------------------------------------------------------------------------------------------------------------------
             68,400 Abitibi-Consolidated Inc. (Canada)                                                      534,911
             45,500 Aracruz Celulose S.A. ADR (Brazil)                                                      600,600
            320,508 Jefferson Smurfit Group PLC (Ireland)                                                   517,036
             12,900 Weyerhaeuser Co.                                                                        655,191
                                                                                                      -------------
                                                                                                          2,307,738

Pharmaceuticals (10.8%)
-------------------------------------------------------------------------------------------------------------------
             44,604 AstraZeneca Group PLC (United Kingdom) (NON)                                          2,130,094
             14,794 Aventis SA (France)                                                                   1,149,157
             35,355 Bristol-Myers Squibb Co.                                                              2,100,087
             73,088 GlaxoSmithKline PLC (United Kingdom) (NON)                                            1,912,430
             23,100 Johnson & Johnson                                                                     2,020,557
             33,497 Merck & Co., Inc.                                                                     2,542,422
             26,985 Schering-Plough Corp.                                                                   985,762
                                                                                                      -------------
                                                                                                         12,840,509

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------------------------------------------
             33,000 Ricoh Co., Ltd. (Japan)                                                                 597,845

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
             14,016 Boston Properties, Inc. (R)                                                             538,915

Regional Bells (1.2%)
-------------------------------------------------------------------------------------------------------------------
             31,843 SBC Communications, Inc.                                                              1,421,153

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
            213,626 Granada PLC (United Kingdom)                                                            526,031
             28,556 McDonald's Corp.                                                                        758,162
                                                                                                      -------------
                                                                                                          1,284,193

Retail (4.2%)
-------------------------------------------------------------------------------------------------------------------
             57,000 Limited, Inc. (The)                                                                     896,040
             19,975 Lowe's Cos., Inc.                                                                     1,167,539
             24,900 Sears, Roebuck & Co.                                                                    878,223
             63,400 Staples, Inc. (NON)                                                                     943,075
             32,112 Target Corp.                                                                          1,158,601
                                                                                                      -------------
                                                                                                          5,043,478

Software (4.0%)
-------------------------------------------------------------------------------------------------------------------
             32,093 BMC Software, Inc. (NON)                                                                690,000
             19,443 Computer Associates International, Inc.                                                 528,850
             35,492 Microsoft Corp. (NON)                                                                 1,940,969
            165,691 Misys PLC (United Kingdom)                                                            1,186,903
             50,313 Parametric Technology Corp. (NON)                                                       455,962
                                                                                                      -------------
                                                                                                          4,802,684

Technology (1.0%)
-------------------------------------------------------------------------------------------------------------------
             45,478 Koninklijke Philips Electronics NV (Netherlands)                                      1,249,875

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             16,945 Electronic Data Systems Corp.                                                           946,548

Telecommunications (3.0%)
-------------------------------------------------------------------------------------------------------------------
             84,980 Cable & Wireless PLC (United Kingdom) (NON)                                             573,715
                200 Nippon Telegraph and Telephone Corp. (Japan)                                          1,276,935
             88,139 Portugal Telecom S.A. (Portugal)                                                        755,518
             41,770 Sprint Corp. (FON)                                                                      918,522
                                                                                                      -------------
                                                                                                          3,524,690

Telephone (1.5%)
-------------------------------------------------------------------------------------------------------------------
             31,900 BCE, Inc. (Canada)                                                                      718,069
             54,588 Telecom Italia SPA (Italy)                                                              549,929
             97,586 Telecom Italia SpA - RNC (Italy)                                                        527,769
                                                                                                      -------------
                                                                                                          1,795,767

Tobacco (1.6%)
-------------------------------------------------------------------------------------------------------------------
             40,376 Philip Morris Cos., Inc.                                                              1,915,841

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
             28,556 Waste Management, Inc.                                                                  705,333
                                                                                                      -------------
                    Total Common Stocks (cost $120,588,350)                                           $ 116,923,647

UNITS (0.1%) (a) (cost $159,129)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             33,000 Taiwan Semiconductor Manufacturing Co. Structured
                    Notes 3.7s, 2001 (issued by UBS AG Warburg
                    Dillon Read) (Taiwan)                                                             $      94,809

SHORT-TERM INVESTMENTS (1.9%) (a) (cost $2,278,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,278,000 Interest in $500,000,000 joint repurchase agreement dated
                    March 30, 2001 with Credit Suisse First Boston due
                    April 2, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $2,279,018 for an effective
                    yield of 5.36%                                                                    $   2,278,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $123,025,479) (b)                                         $ 119,296,456
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $118,976,457.

  (b) The aggregate identified cost on a tax basis is $124,402,731, resulting in gross unrealized appreciation and depreciation of $7,005,376 and $12,111,651, respectively, or net unrealized depreciation of $5,106,275.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2001:
      (as percentage of Market Value)

         Brazil                             1.0%
         Canada                             3.1
         France                             3.6
         Germany                            2.1
         Italy                              2.5
         Japan                              6.7
         Netherlands                        4.4
         Portugal                           1.0
         Switzerland                        1.0
         Taiwan                             1.0
         United Kingdom                    10.8
         United States                     60.9
         Other                              1.9
                                        -------
         Total                            100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2001 (Unaudited)
(aggregate face value $6,005,345)
                                 Aggregate Face  Delivery     Unrealized
                  Market Value        Value        Date      Depreciation
------------------------------------------------------------------------------
Swedish Krona      $1,146,385      $1,205,496   6/20/2001       $(59,111)
Euro Dollar         4,613,331       4,799,849   6/20/2001       (186,518)
------------------------------------------------------------------------------
                                                               $(245,629)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $123,025,479) (Note 1)                                        $119,296,456
-------------------------------------------------------------------------------------------
Cash                                                                                    696
-------------------------------------------------------------------------------------------
Foreign currency (cost $4,995)                                                        7,825
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           292,403
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              692,775
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       22,450
-------------------------------------------------------------------------------------------
Total assets                                                                    120,312,605

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    511,616
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          156,469
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        238,926
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           50,263
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         9,227
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,644
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               84,245
-------------------------------------------------------------------------------------------
Payable for open forward contracts                                                  245,629
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,129
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,336,148
-------------------------------------------------------------------------------------------
Net assets                                                                     $118,976,457

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $126,896,326
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (609,955)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (3,329,994)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                     (3,979,920)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $118,976,457

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($73,463,137 divided by 5,967,245 shares)                                            $12.31
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.31)*                              $13.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($39,543,186 divided by 3,260,010 shares)**                                          $12.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,384,455 divided by 275,930 shares)**                                             $12.27
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,585,679 divided by 211,554 shares)                                               $12.22
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.22)*                              $12.66
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $42,897)                                       $   925,461
-------------------------------------------------------------------------------------------
Interest                                                                            111,203
-------------------------------------------------------------------------------------------
Total investment income                                                           1,036,664

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    459,930
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      173,383
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,575
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,784
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                87,703
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               193,760
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                14,701
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,249
-------------------------------------------------------------------------------------------
Other                                                                                80,079
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,031,164
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (25,050)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,006,114
-------------------------------------------------------------------------------------------
Net investment income                                                                30,550
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,227,350)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (11,396)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (169,296)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                             (45,745)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                              (3,940,078)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,393,865)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(6,363,315)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $     30,550     $    377,437
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                          (2,408,042)       4,163,378
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                           (3,985,823)      (1,155,082)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              (6,363,315)       3,385,733
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (315,324)        (737,087)
--------------------------------------------------------------------------------------------------
   Class B                                                                (77,059)        (440,375)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (6,127)         (10,200)
--------------------------------------------------------------------------------------------------
   Class M                                                                 (6,856)         (45,749)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,891,785)      (2,534,576)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,643,933)      (2,037,004)
--------------------------------------------------------------------------------------------------
   Class C                                                               (121,690)         (46,269)
--------------------------------------------------------------------------------------------------
   Class M                                                               (119,659)        (202,632)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      24,856,386       40,919,864
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           13,310,638       38,251,705

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   105,665,819       67,414,114
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $609,955 and
$235,139, respectively)                                              $118,976,457     $105,665,819
--------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.56       $14.06       $11.39       $12.50       $10.77        $9.64
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .02(a)       .11(a)       .07(a)       .16(a)(d)    .14(d)       .21(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.63)         .59         2.98         (.87)        3.13         1.30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.61)         .70         3.05         (.71)        3.27         1.51
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.26)        (.09)        (.09)        (.23)        (.36)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.58)        (.94)        (.29)        (.31)       (1.31)        (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.64)       (1.20)        (.38)        (.40)       (1.54)        (.38)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.31       $13.56       $14.06       $11.39       $12.50       $10.77
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.71)*       5.10        27.06        (5.72)       33.88        16.14
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $73,463      $63,055      $36,082      $22,091       $2,885       $2,077
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .75*        1.59         1.69         1.70(d)      1.48(d)      1.27(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .17*         .77          .53         1.14(d)      1.19(d)      2.03(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.33*       68.22        68.46        62.96       103.92       222.89
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
    September 30, 1998 reflect a reduction of $.05 per share. Expenses for the periods ended September 30, 1997 and September 30, 1996, reflect a reduction of approximately $.07 and $.09 per share respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                             For the
                                    Six months                                period
                                       ended                                  Nov. 3,
Per-share                            March 31            Year ended          1997+ to
operating performance               (Unaudited)         September 30         Sept. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.38       $13.94       $11.34       $12.01
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)          --(e)      (.03)         .04(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.61)         .58         2.95         (.35)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.64)         .58         2.92         (.31)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.20)        (.03)        (.05)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.58)        (.94)        (.29)        (.31)
----------------------------------------------------------------------------------------
Total distributions                     (.61)       (1.14)        (.32)        (.36)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.13       $13.38       $13.94       $11.34
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.03)*       4.26        26.08        (2.62)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $39,543      $37,356      $28,105      $16,315
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.13*        2.34         2.44         2.24(d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.21)*        .01         (.23)         .39(d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.33*       68.22        68.46        62.96
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
    September 30, 1998 reflect a reduction of $.05 per share.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                                 For the
                                     Six months                  period
                                       ended                     July 26,
Per-share                             March 31   Year ended     1999+ to
operating performance               (Unaudited)   Sept. 30      Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.53       $14.06       $14.56
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .01         (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.62)         .61         (.48)
---------------------------------------------------------------------------
Total from
investment operations                   (.65)         .62         (.49)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.03)        (.21)        (.01)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.58)        (.94)          --
---------------------------------------------------------------------------
Total distributions                     (.61)       (1.15)        (.01)
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.27       $13.53       $14.06
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.03)*       4.48        (3.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,384       $2,392         $515
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.13*        2.34          .44*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.20)*        .09         (.10)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 62.33*       68.22        68.46
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                             For the
                                     Six months                               period
                                       ended                                 Nov. 3,
Per-share                             March 31          Year ended          1997+ to
operating performance               (Unaudited)        September 30         Sept. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.46       $14.00       $11.35       $12.01
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .03           --(e)       .07(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.62)         .58         2.98         (.36)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.63)         .61         2.98         (.29)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.21)        (.04)        (.06)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.58)        (.94)        (.29)        (.31)
----------------------------------------------------------------------------------------
Total distributions                     (.61)       (1.15)        (.33)        (.37)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.22       $13.46       $14.00       $11.35
----------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)                (4.88)*       4.46        26.57        (2.48)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,586       $2,862       $2,712       $1,783
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00*        2.09         2.19         2.02(d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.10)*        .24          .03          .62(d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.33*       68.22        68.46        62.96
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
    September 30, 1998 reflect a reduction of $.05 per share.

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2001, the fund's expenses were reduced by $25,050 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $718 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension
Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $45,033 and $459 from the sale of class A and class M shares, respectively, and received $28,447 and $1,442 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received $13,295 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $95,036,620 and $72,642,094, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,245,956        $ 30,036,102
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  243,595           3,124,414
---------------------------------------------------------------------------
                                             2,489,551          33,160,516

Shares
repurchased                                 (1,172,195)        (15,640,138)
---------------------------------------------------------------------------
Net increase                                 1,317,356        $ 17,520,378
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,574,201        $ 48,633,746
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  232,368           3,106,638
---------------------------------------------------------------------------
                                             3,806,569          51,740,384

Shares
repurchased                                 (1,723,839)        (23,413,867)
---------------------------------------------------------------------------
Net increase                                 2,082,730        $ 28,326,517
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    642,500         $ 8,348,268
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  127,328           1,611,974
---------------------------------------------------------------------------
                                               769,828           9,960,242

Shares
repurchased                                   (301,996)         (3,912,190)
---------------------------------------------------------------------------
Net increase                                   467,832         $ 6,048,052
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,276,724         $17,129,171
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,150           2,333,995
---------------------------------------------------------------------------
                                             1,452,874          19,463,166

Shares
repurchased                                   (677,528)         (9,037,279)
---------------------------------------------------------------------------
Net increase                                   775,346         $10,425,887
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    148,120          $1,967,880
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,395             120,345
---------------------------------------------------------------------------
                                               157,515           2,088,225

Shares
repurchased                                    (58,403)           (779,695)
---------------------------------------------------------------------------
Net increase                                    99,112          $1,308,530
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,803          $2,174,153
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,601              48,143
---------------------------------------------------------------------------
                                               165,404           2,222,296

Shares
repurchased                                    (25,219)           (340,843)
---------------------------------------------------------------------------
Net increase                                   140,185          $1,881,453
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     23,934           $ 318,987
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,797             124,918
---------------------------------------------------------------------------
                                                33,731             443,905

Shares
repurchased                                    (34,737)           (464,479)
---------------------------------------------------------------------------
Net decrease                                    (1,006)          $ (20,574)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     65,212          $  895,558
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,598             247,541
---------------------------------------------------------------------------
                                                83,810           1,143,099

Shares
repurchased                                    (64,994)           (857,092)
---------------------------------------------------------------------------
Net increase                                    18,816          $  286,007
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Colin Moore
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA063-71206 197/2HP/2HQ 5/01


Putnam
International
New Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam International New Opportunities Fund's ability to invest across the full spectrum of the world's stock markets beyond the borders of the United States is the basis of its growth strategy, but this flexibility also presents a daunting challenge for your fund's management team as it seeks out promising investments. Such an undertaking would hardly be possible without the depth and breadth of Putnam's research capability.

Although the fund's performance fell into negative territory during the first half of fiscal 2001, its decline was roughly in line with the numbers posted by its benchmark indexes. Past performance should never be taken as an indication of future results, but to gauge the fund's potential it is worthwhile to review the positive returns it has posted since its introduction in 1995. In this longer period, the fund's results comfortably surpassed the returns of the benchmarks.

In the following report, your fund's management team reviews the market strategy and investment results for the six months ended March 31, 2001. The managers also discuss the fund's potential strengths and challenges as it completes its current fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001


REPORT FROM FUND MANAGEMENT

Robert J. Swift
Stephen P. Dexter
Peter J. Hadden

Over the past six months, the prevailing mood in many international markets has been the polar opposite of the enthusiasm they displayed in the spring of 2000. At that time, optimism had been fueled by accelerating economic growth in Europe and Japan and rising profit expectations for growth stocks. More recently, international economic expansion has moderated in response to a sharp slowdown in the United States. Many growth companies in the globally integrated technology and telecommunications markets warned of falling earnings expectations or outright profit disappointments. Stock prices have declined accordingly. In addition, both the yen and the euro weakened, hurting Putnam International New Opportunities Fund's performance.

However, we believe the excessive pessimism of recent months reflects a misreading of conditions by many investors, just as the optimism of one year ago was too exuberant. In spite of their recent declines, the fund's holdings are still achieving growth and creating wealth. The fund's long-term performance, we believe, provides a better illustration of its potential than current short-term performance snapshots.

Total return for 6 months ended 3/31/01

     Class A              Class B           Class C            Class M
   NAV     POP          NAV    CDSC       NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
  -36.73% -40.39%	  -36.92% -39.50%	 -36.91% -37.43%	-36.85% -39.06%
------------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* TECHNOLOGY DISAPPOINTMENTS BURDEN MARKETS

As you know, your fund pursues an aggressive growth strategy, targeting stocks of companies with prospects for the highest rates of growth in sales and earnings. This strategy disposes the fund toward taking on more risk than most other equity funds. Growth companies must overcome many challenges to achieve their goals, and the high expectations they carry make them vulnerable to disappointments.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom             23.8%

Japan                      20.3%

France                     10.1%

Netherlands                 6.4%

Germany                     5.4%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


In recent months, markets have become more skeptical of growth prospects.
This was the case for technology stocks in particular. In brief, companies around the world made more personal computers, wireless telephone handsets, networking equipment, and servers than they could sell in the past few quarters. Corporate and consumer spending slowed especially sharply in the United States, a major importer of European and Japanese technology equipment, as U.S. gross domestic product growth fell from approximately 7% annually in late 1999 to 1% in 2000.

The fund's focus on the long-term growth prospects of our stock selections can, on occasion, leave us reluctant to make short-term adjustments in the portfolio composition. In this case, we maintained a large weighting in technology stocks somewhat longer than we should have. However, it is important to note that most of the fund's technology holdings, particularly in Europe, delivered strong fundamental growth over the period. As business conditions worsened, we sold certain holdings whose prospects had deteriorated. For example, we sold two alternative telecommunication service providers, KPN Qwest of the Netherlands and Colt Telecom of the United Kingdom. We established new positions in health care, a sector that has been more resistant to the business cycle.

We also believe that the inventory correction currently under way will deplete bloated inventories and that the long-term outlook for technology remains undiminished. The Internet infrastructure is still being built, and more and more people around the world will be purchasing wireless telephones. Toward the end of the semiannual period, we believed the price declines had become excessive, and we became more constructive, adding selectively to the fund's technology holdings.

* INTERNATIONAL CONSUMER STOCKS OFFER REFUGE

While technology and telecommunication stocks suffered a global decline, in most other market sectors conditions in international markets were still favorable for U.S. investors seeking diversification and growth opportunities. Europe's economic expansion has remained healthy, providing a supportive business climate for many growth companies. As expected, Europe overall was less dependent on exports to the weakening U.S. economy than other regions. European consumer spending also continues to grow and is quite stable because Europeans are less burdened by debt than Americans and are not experiencing significant layoffs.

"The 1990s will be remembered as the start of the Internet age, but also the decade when the world -- not just America -- discovered shares. Global stock market capitalization hit $35 trillion last year, 110% of global GDP, up from 40% in 1990."

-- The Economist, March 8, 2001

Several of the fund's top performing holdings were stocks that benefited from the relative strength of consumer spending in Europe and emerging markets. These companies were relatively unaffected by the slowdown in U.S. economic growth or the technology slump. Examples include Esprit Holdings, an apparel company based in Hong Kong but with a strong competitive position in Europe. Companhia de Bebidas das Americas (AMBEV) in Brazil and Grupo Modelo of Mexico are two large, well-established, and exceptionally well-managed beverage companies that dominate their home markets. AMBEV, for example, controls 70% of Brazil's beer sales. In the Netherlands, the fund owns Koninklijke Ahold, a multinational company that operates chains of grocery stores in Europe and the United States such as Pathmark and Stop 'n Shop. These companies not only grow rapidly, but also continue to grow and attract investors during periods of uncertainty because they sell essential consumer goods. Although these holdings, as well as others mentioned in this report, were viewed favorably by the fund's management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.


INTERNATIONAL DIVERSIFICATION AMID THE GROWTH STOCK CORRECTION

Although growth stocks declined simultaneously in international markets and the United States during the past year, a closer look confirms that international markets continue to offer diversification. In the technology sector, for example, European companies maintained earnings growth more effectively than several leading U.S. companies by managing their production and inventories more conservatively during the sales downturn. Regional specialization also had an impact -- Taiwan's technology sector, which is dominated by semiconductor foundries, had significant gains in the first quarter of 2001 even as Nasdaq stocks sank. Structural changes at a national level provide distinct opportunities, such as efforts by governments in Germany, Italy, and Japan to encourage an equity investment culture. International differences in consumer spending patterns also provide diversification potential. European, Mexican, and South Korean consumers have continued to spend even as consumer confidence has faded in the United States. Finally, many international growth stocks, like pharmaceuticals, remain mostly independent of national or global economic cycles.

* JAPAN MOVES TOWARD REFORM

Although Japan was beset with investor pessimism in the period, it is important to note that the Japanese economy slowed only modestly in the past six months. Compared to the United States, it was stable. Although Japanese stock prices fell, fundamental company performance was better than prices indicated. The result was that valuations became more attractive.

Japanese stocks rallied late in March when the government took important steps toward a credible solution for Japan's troubled banks. Since the collapse of Japan's real estate market approximately 10 years ago, the country's banks have carried unproductive loans on their balance sheets.
These loans need to be written off in order to stimulate capital formation again, but both the banking system and the government have procrastinated on this issue for several years. Prime Minister Mori, whose popularity plummeted, announced his intention to resign and after the end of the fund's reporting period the ruling Liberal Democratic Party selected Junichiro Koizumi to replace him. As a candidate, Koizumi endorsed reforms of both banks and financial markets, including a reduction in capital gains taxes and privatization of the postal service savings bank.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Vodafone Group PLC
United Kingdom
Telecommunications

Nokia OYJ Class A
Finland
Communications equipment

AstraZeneca Group PLC
United Kingdom
Pharmaceuticals

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

NTT DoCoMo, Inc.
Japan
Telecommunications

Internationale Nederlanden
Groep (ING)
Netherlands
Insurance

Sanofi-Synthelabo SA
France
Pharmaceuticals

Takeda Chemical Industries
Japan
Pharmaceuticals

Marschollek, Lautenschlaeger und
Partner AG
Germany
Investment banking/brokerage

Telecom Italia SPA
Italy
Telephone

Footnote reads:
These holdings represent 28.9% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.

While the market is pinning hopes for structural reform on Mr. Koizumi, it has already responded positively to policy changes by the central bank. In March, the Bank of Japan announced that it would cut interest rates in return for government involvement in re-packaging the bad loans and restructuring the banking system. The Bank of Japan's move returns interest rates in Japan to zero, where they had been in 1999 and part of 2000. The bank's goal is to stimulate both business investment and consumer spending by making lending free. In the meantime, the rate cut weakens the yen's value versus the dollar. The exchange rate was near 125 yen to the dollar as of March 31.

To take advantage of this change, we have added positions in two large exporters, Sony and Fuji Photo, which can offer more competitive prices and grow more quickly when the yen is weak. It is also beneficial to a number of Japanese technology manufacturers, such as Kyocera, the world's leading maker of ceramic capacitors, and Tokyo Electron. The weaker yen puts pressure on other Asian manufacturers, but your fund has relatively few holdings in Asian emerging markets.

* IMPROVING PERFORMANCE LIKELY FOR GROWTH STOCKS

Although the past six months have been trying for us as managers, just as they have been for you as shareholders, we see several reasons for optimism. First, and foremost, we believe the quality of your fund's portfolio has improved. Given recent conditions, we had to be even more critical and skeptical in all of our growth projections for the stocks we analyzed. In contrast with its positioning at the beginning of the fiscal year, when the fund found the most attractive opportunities in technology, telecom, and media stocks, it now has greater diversification across sectors. We are tapping into the increasing variety of entrepreneurial talent that is now managing growth companies in international markets.

Although macroeconomic conditions are less important to the fund's strategy, the recent interest rate cuts in the United States should give a powerful stimulus to the global economy in coming quarters. Japan has also eased monetary policy, and while the European Central Bank has so far resisted cutting rates, it appears likely that at some point in the near future it will join the trend. The stage is set and the portfolio is positioned for a broad recovery among growth stocks in international markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including liquidity and volatility, may be associated with emerging markets securities.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International New Opportunities Fund is designed to seek long-term capital appreciation through investments in common stocks that are principally traded outside the United States.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                    Class A          Class B         Class C        Class M
(inception dates)   (1/3/95)        (7/21/95)       (2/1/99)       (7/21/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -36.73% -40.39% -36.92% -39.50% -36.91% -37.43% -36.85% -39.06%
------------------------------------------------------------------------------
1 year          -54.04  -56.68  -54.30  -56.17  -54.40  -54.77  -54.20  -55.81
------------------------------------------------------------------------------
5 years          27.97   20.65   23.50   21.78   23.46   23.46   24.97   20.59
Annual average    5.06    3.83    4.31    4.02    4.30    4.30    4.56    3.82
------------------------------------------------------------------------------
Life of fund     66.44   56.85   59.18   59.18   59.11   59.11   61.78   56.10
Annual average    8.51    7.48    7.73    7.73    7.73    7.73    8.01    7.40
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                          Salomon Smith
                          Barney World
                          ex-U.S. PMI        MSCI Emerging      MSCI EAFE       Consumer
                          Growth Index       Markets Index        Index        price index
--------------------------------------------------------------------------------------------
6 months                    -23.39%            -17.86%           -16.05%           1.56%
--------------------------------------------------------------------------------------------
1 year                      -33.43             -35.52            -25.88            2.92
--------------------------------------------------------------------------------------------
5 years                      27.56             -23.13             18.34           13.23
Annual average                4.99              -5.13              3.43            2.52
--------------------------------------------------------------------------------------------
Life of fund                 48.59             -26.94             35.41           17.38
Annual average                6.54              -4.90              4.97            2.60
--------------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

The fund's benchmark index has been changed from a combination of the MSCI EAFE Index and the MSCI Emerging Markets Index to the Salomon Smith Barney World ex-U.S. PMI Growth Index, which better reflects the fund's aggressive growth objective.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                           Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)        1             1             1             1
-------------------------------------------------------------------------------
Income                        --            --            --            --
-------------------------------------------------------------------------------
Capital gains
  Long-term                $1.998        $1.998        $1.998        $1.998
-------------------------------------------------------------------------------
  Short-term                0.628         0.628         0.628         0.628
-------------------------------------------------------------------------------
  Total                    $2.626        $2.626        $2.626        $2.626
-------------------------------------------------------------------------------
Share value:            NAV     POP        NAV           NAV       NAV     POP
-------------------------------------------------------------------------------
9/30/00               $18.94  $20.10     $18.28        $18.72    $18.53  $19.20
-------------------------------------------------------------------------------
3/31/01                 9.88   10.48       9.43          9.71      9.60    9.95
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) Emerging Markets Index* is an unmanaged list of equity securities from emerging markets with all values expressed in U.S. dollars.

The Salomon Smith Barney World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

COMMON STOCKS (94.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,958,700 WPP Group PLC (United Kingdom) (NON)                                              $  31,412,846

Banking (6.2%)
-------------------------------------------------------------------------------------------------------------------
          1,209,900 Commonwealth Bank of Australia (Australia)                                           16,886,332
          1,260,000 Royal Bank of Scotland Group PLC (United Kingdom)                                    28,635,500
          1,154,100 Svenska Handelsbanken (Sweden)                                                       16,615,818
          1,239,800 Toronto-Dominion Bank (Canada)                                                       31,111,175
          2,967,800 Westpac Banking Corp. (Australia)                                                    18,320,823
                                                                                                      -------------
                                                                                                        111,569,648

Beverage (2.6%)
-------------------------------------------------------------------------------------------------------------------
            732,700 Companhia de Bebidas das Americas ADR (Brazil)                                       17,108,545
         10,263,700 Grupo Modelo S.A. de C.V. (Mexico)                                                   24,204,595
             87,800 Heineken NV (Netherlands)                                                             4,601,019
                                                                                                      -------------
                                                                                                         45,914,159

Broadcasting (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,278 Fuji Television Network, Inc. (Japan)                                                 8,944,980
                200 Fuji Television Network, Inc. 144A (Japan)                                            1,399,840
            495,508 Societe Television Francaise I (France)                                              17,011,654
                                                                                                      -------------
                                                                                                         27,356,474

Chemicals (0.5%)
-------------------------------------------------------------------------------------------------------------------
            279,000 Shin-Etsu Chemical Co. (Japan)                                                        9,574,621

Commercial and Consumer Services (3.3%)
-------------------------------------------------------------------------------------------------------------------
          4,179,372 Capita Group PLC (United Kingdom)                                                    28,393,876
          1,805,514 Securitas AB Class B (Sweden)                                                        30,282,992
                                                                                                      -------------
                                                                                                         58,676,868

Communications Equipment (4.4%)
-------------------------------------------------------------------------------------------------------------------
          2,668,439 Nokia OYJ Class A (Finland)                                                          64,163,889
          1,059,162 Nortel Networks Corp. (Canada)                                                       14,964,591
                                                                                                      -------------
                                                                                                         79,128,480

Computers (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,557,000 Fujitsu Ltd. (Japan)                                                                 20,751,716
             94,491 Kontron Embedded Computers (Germany) (NON)                                            4,083,233
                                                                                                      -------------
                                                                                                         24,834,949

Construction (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,459,350 CRH PLC (Ireland)                                                                    22,439,520

Consumer Cyclicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            433,300 Sony Corp. (Japan)                                                                   30,777,095

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
             83,700 Acom Co., Ltd. (Japan)                                                                6,766,808
            124,200 Aiful Corp. (Japan)                                                                  10,893,520
                                                                                                      -------------
                                                                                                         17,660,328

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Hindustan Lever, Ltd. (India) (NON)                                                      18,769
            206,100 L'OREAL (France)                                                                     14,005,841
                                                                                                      -------------
                                                                                                         14,024,610

Consumer Staples (0.7%)
-------------------------------------------------------------------------------------------------------------------
            343,000 Fuji Photo Film Co., Ltd (Japan)                                                     12,701,676

Electric Utilities (2.3%)
-------------------------------------------------------------------------------------------------------------------
          4,037,500 Scottish Power PLC (United Kingdom)                                                  26,856,174
            287,600 E.ON AG (Germany)                                                                    13,724,214
                                                                                                      -------------
                                                                                                         40,580,388

Electrical Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------------
              8,900 Keyence Corp. (Japan)                                                                 1,647,885
            413,000 NGK Insulators (Japan)                                                                4,614,525
             44,400 Siemens AG (Germany)                                                                  4,590,645
            908,000 Sumitomo Electric Industries, Ltd. (Japan)                                           10,471,349
            223,200 Vestas Wind Systems A/S (Denmark)                                                     9,511,927
                                                                                                      -------------
                                                                                                         30,836,331

Electronics (5.3%)
-------------------------------------------------------------------------------------------------------------------
          3,210,000 Chartered Semiconductor Manufacturing
                    (Singapore) (NON)                                                                     7,753,795
             58,000 Kyocera Corp. (Japan)                                                                 5,272,306
            169,800 Murata Manufacturing Co., Ltd. (Japan)                                               14,107,087
          1,515,900 Omron Corp. (Japan)                                                                  25,587,618
             60,400 Samsung Electronics Co. (South Korea)                                                 9,446,015
             22,024 Swatch Group AG (The) (Switzerland)                                                  23,038,725
          3,725,000 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                10,039,361
                                                                                                      -------------
                                                                                                         95,244,907

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
            118,600 Bouygues S.A. (France)                                                                3,982,659
            153,200 Coflexip S.A. ADR (France)                                                            9,996,300
                                                                                                      -------------
                                                                                                         13,978,959

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
            173,170 Dexia (Belgium)                                                                      25,556,065

Food (--%)
-------------------------------------------------------------------------------------------------------------------
              1,400 C TWO-NETWORK Co., Ltd. (Japan)                                                          80,447

Insurance (6.1%)
-------------------------------------------------------------------------------------------------------------------
          1,229,060 Aegon NV (Netherlands)                                                               36,232,974
             73,000 AGF (Assurances Generales de France) (France)                                         4,309,275
            701,700 Internationale Nederlanden Groep
                    (ING) (Netherlands)                                                                  45,886,829
            176,900 Manulife Financial Corp. (Canada)                                                     4,669,459
             31,104 Muenchener Rueckversicherungs AG (Germany)                                            9,317,959
            816,300 Prudential Corp. PLC (United Kingdom) (NON)                                           8,730,559
                                                                                                      -------------
                                                                                                        109,147,055

Investment Banking/Brokerage (5.3%)
-------------------------------------------------------------------------------------------------------------------
            795,000 Amvescap Corp. PLC (United Kingdom)                                                  11,581,818
          1,577,262 Banca Fideuram SpA (Italy)                                                           15,666,609
            667,478 Direkt Anlage Bank AG (Germany) (NON)                                                 8,611,815
              6,042 Julius Baer Holdings AG (Switzerland)                                                27,137,351
          1,303,000 Nomura Securities Co., Ltd. (Japan)                                                  23,397,845
            206,100 Sampo Insurance Co., Ltd. Class A (Finland)                                           9,835,051
                                                                                                      -------------
                                                                                                         96,230,489

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            227,200 Accor SA (France) (NON)                                                               8,543,046
             86,600 Four Seasons Hotels, Inc. (Canada)                                                    4,297,816
                                                                                                      -------------
                                                                                                         12,840,862

Office Equipment & Supplies (1.3%)
-------------------------------------------------------------------------------------------------------------------
            625,000 Canon, Inc. (Japan)                                                                  22,695,531

Oil & Gas (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,281,300 BP Amoco PLC (United Kingdom)                                                        10,598,870
          3,614,300 Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                         23,635,281
            131,950 TotalFinaElf SA Class B (France)                                                     17,898,747
                                                                                                      -------------
                                                                                                         52,132,898

Pharmaceuticals (16.4%)
-------------------------------------------------------------------------------------------------------------------
          1,314,400 AstraZeneca Group PLC (United Kingdom) (NON)                                         62,770,066
            162,500 Aventis SA (France)                                                                  12,622,550
            461,181 Bayer AG (Germany)                                                                   19,521,437
            397,836 Elan Corp. Plc ADR (Ireland) (NON)                                                   20,786,931
          2,181,155 GlaxoSmithKline PLC (United Kingdom) (NON)                                           57,072,401
            143,975 Novo-Nordisk A/S (Denmark)                                                           29,314,827
            259,000 Sankyo Co. Ltd. (Japan)                                                               5,074,581
            814,725 Sanofi-Synthelabo SA (France)                                                        45,502,261
            880,000 Takeda Chemical Industries (Japan)                                                   42,490,024
                                                                                                      -------------
                                                                                                        295,155,078

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
            235,000 Ricoh Co., Ltd. (Japan)                                                               4,257,382

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
            118,000 Goldcrest Co., Ltd. (Japan)                                                           7,920,032

Retail (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,317,800 Dixons Group PLC (United Kingdom)                                                     5,211,592
         21,386,635 Esprit Holdings, Ltd. (Hong Kong)                                                    23,857,076
             72,600 Fast Retailing Co., Ltd. (Japan)                                                     12,051,716
            897,100 Koninklijke Ahold NV (Netherlands)                                                   27,889,553
          1,668,900 Matalan PLC (United Kingdom)                                                         10,911,235
            253,000 Seven-Eleven Japan Co., Ltd. (Japan)                                                 10,095,770
          5,055,300 Tesco PLC (United Kingdom)                                                           18,034,596
                                                                                                      -------------
                                                                                                        108,051,538

Software (3.5%)
-------------------------------------------------------------------------------------------------------------------
            500,520 Amdocs Ltd. (United Kingdom) (NON)                                                   23,974,908
            372,300 Business Objects S.A. ADR (France) (NON)                                             11,494,763
          1,506,700 Misys PLC (United Kingdom)                                                           10,793,022
                850 NET One Systems Co., Ltd. (Japan)                                                    17,637,670
                                                                                                      -------------
                                                                                                         63,900,363

Technology Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
            478,485 Altran Technologies SA (France)                                                      26,786,736
            486,840 Logica PLC (United Kingdom)                                                           6,850,262
                                                                                                      -------------
                                                                                                         33,636,998

Telecommunications (9.5%)
-------------------------------------------------------------------------------------------------------------------
            978,000 Cable & Wireless PLC (United Kingdom) (NON)                                           6,602,649
          2,024,100 Energis PLC (United Kingdom) (NON)                                                    8,026,421
              3,262 NTT DoCoMo, Inc. (Japan)                                                             56,753,073
          1,130,000 Orange SA (France) (NON)                                                              9,686,235
          2,202,900 Portugal Telecom S.A. (Portugal)                                                     18,883,015
         25,999,771 Vodafone Group PLC (United Kingdom)                                                  71,320,205
                                                                                                      -------------
                                                                                                        171,271,598

Telephone (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,655,400 Telecom Italia SPA (Italy)                                                           36,825,158
                                                                                                     --------------
                    Total Common Stocks (cost $1,818,494,735)                                        $1,706,413,353

PREFERRED STOCKS (2.1%) (a) (cost $20,641,690)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            372,091 Marschollek, Lautenschlaeger und Partner AG
                    $3.05 pfd. (Germany)                                                             $   37,320,709

UNITS (0.2%) (a) (cost $6,586,045)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             41,800 Infosys Technologies Ltd. Equity Participation Notes
                    (issued by Goldman Sachs) (India)                                                $    3,662,934

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $20,790,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $20,790,000 Interest in $500,000,000 tri-party repurchase
                    agreement dated April 30, 2001 with Credit Suisse
                    First Boston with respect to various U.S. Government
                    obligations -- maturity value of $20,799,286 for an
                    effective yield of 5.36%.                                                        $   20,790,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,866,512,470) (b)                                      $1,768,186,996
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,800,659,315.

  (b) The aggregate identified cost on a tax basis is $1,918,516,800, resulting in gross unrealized appreciation and depreciation of $72,863,916 and $223,193,720, respectively, or net unrealized depreciation of $150,329,804.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2001:
      (as percentage of Market Value)

         Australia              2.0%             Japan            20.8%
         Belgium                1.4              Mexico            1.4
         Brazil                 1.0              Netherlands       6.5
         Canada                 3.1              Portugal          1.1
         Denmark                2.2              Sweden            2.7
         Finland                4.2              Switzerland       2.8
         France                10.3              United Kingdom   24.2
         Germany                5.5              United States     1.1
         Hong Kong              1.3              Other             1.7
         Ireland                2.4                            -------
         Italy                  4.3              Total           100.0%


      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,866,512,470) (Note 1)                                    $1,768,186,996
-------------------------------------------------------------------------------------------
Cash                                                                                    253
-------------------------------------------------------------------------------------------
Foreign currency (cost $735,726)                                                    765,321
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,219,279
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           26,734,611
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   35,245,776
-------------------------------------------------------------------------------------------
Total assets                                                                  1,835,152,236

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,717,360
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 20,869,788
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,612,792
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          577,237
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       76,410
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,068
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,435,755
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              198,511
-------------------------------------------------------------------------------------------
Total liabilities                                                                34,492,921
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,800,659,315

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,526,531,048
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (11,169,557)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (616,074,785)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (98,627,391)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,800,659,315

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($888,022,319 divided by 89,848,529 shares)                                           $9.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.88)*                               $10.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($799,426,862 divided by 84,788,570 shares)**                                         $9.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($44,794,524 divided by 4,613,928, shares)**                                          $9.71
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($68,415,610 divided by 7,128,713 shares)                                             $9.60
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.60)*                                $9.95
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $635,738)                                   $    5,925,846
-------------------------------------------------------------------------------------------
Interest                                                                          2,010,796
-------------------------------------------------------------------------------------------
Total investment income                                                           7,936,642

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,421,543
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,040,419
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   26,287
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     10,210
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,450,236
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,964,236
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               301,210
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               319,981
-------------------------------------------------------------------------------------------
Other                                                                               998,595
-------------------------------------------------------------------------------------------
Total expenses                                                                   21,532,717
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,426,518)
-------------------------------------------------------------------------------------------
Net expenses                                                                     19,106,199
-------------------------------------------------------------------------------------------
Net investment loss                                                             (11,169,557)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (562,185,131)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (2,438,819)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                               (267,272)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (505,991,838)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,070,883,060)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,082,052,617)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (11,169,557) $   (39,206,807)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (564,623,950)     434,155,768
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of
investments and assets and liabilities in foreign currencies         (506,259,110)     (92,968,647)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (1,082,052,617)     301,980,314
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (199,568,102)     (83,745,720)
--------------------------------------------------------------------------------------------------
   Class B                                                           (196,436,740)     (96,628,196)
--------------------------------------------------------------------------------------------------
   Class C                                                            (10,277,158)      (1,069,631)
--------------------------------------------------------------------------------------------------
   Class M                                                            (14,465,228)      (7,574,077)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     247,119,744      893,726,878
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (1,255,680,101)   1,006,689,568

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 3,056,339,416    2,049,649,848
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of of $11,169,557 and $--, respectively)                      $1,800,659,315   $3,056,339,416
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.94       $16.64       $10.81       $13.60       $11.69       $10.29
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)        (.18)        (.06)        (.04)        (.03)         .04(e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.39)        3.95         5.89        (1.63)        1.98         1.37
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.43)        3.77         5.83        (1.67)        1.95         1.41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.01)        (.04)        (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)        --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           --           --(d)        --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.12)        (.04)        (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.88       $18.94       $16.64       $10.81       $13.60       $11.69
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (36.73)*      21.31        53.93       (12.37)       16.74        13.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $888,022   $1,473,001     $905,842     $630,422     $859,999     $499,396
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .73*        1.39         1.54         1.75         1.75         1.95(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.30)*       (.83)        (.45)        (.30)        (.24)         .34(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                145.29*      151.67       204.39       170.28       141.29        24.69
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.28       $16.20       $10.61       $13.45       $11.61       $10.28
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.33)        (.16)        (.13)        (.13)        (.05)(e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.14)        3.88         5.75        (1.60)        1.97         1.39
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.22)        3.55         5.59        (1.73)        1.84         1.34
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)        --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           --           --(d)        --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.11)          --         (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.43       $18.28       $16.20       $10.61       $13.45       $11.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (36.92)*      20.49        52.69       (12.98)       15.87        13.02
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $799,427   $1,397,981   $1,053,443     $803,785   $1,079,912     $573,129
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        2.10         2.29         2.50         2.50         2.72(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.62)*      (1.54)       (1.20)       (1.05)        (.99)        (.43)(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                145.29*      151.67       204.39       170.28       141.29        24.69
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                             March 31   Year ended   Feb. 1, 1999+
operating performance               (Unaudited)   Sept. 30     to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.72       $16.58       $13.82
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.34)        (.12)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    (6.29)        3.95         2.88
---------------------------------------------------------------------------
Total from
investment operations                  (6.38)        3.61         2.76
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --
---------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.71       $18.72       $16.58
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (36.91)*      20.38        19.97*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $44,795      $78,295       $6,780
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11*        2.14         1.52*
---------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.67)*      (1.56)        (.78)*
---------------------------------------------------------------------------
Portfolio turnover (%)                145.29*      151.67       204.39
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.53       $16.38       $10.69       $13.51       $11.64       $10.29
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.29)        (.13)        (.10)        (.10)        (.02)(e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.23)        3.91         5.82        (1.61)        1.98         1.38
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (6.30)        3.62         5.69        (1.71)        1.88         1.36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)        (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)        --(d)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           --           --(d)        --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.11)        (.01)        (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.60       $18.53       $16.38       $10.69       $13.51       $11.64
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (36.85)*      20.70        53.23       (12.76)       16.12        13.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $68,416     $107,062      $83,585      $63,967      $91,390      $52,182
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.89         2.04         2.25         2.25         2.46(e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.55)*      (1.33)        (.95)        (.80)        (.74)        (.17)(e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                145.29*      151.67       204.39       170.28       141.29        24.69
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 1996 reflect a reduction of $0.01 per share for each class.



NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are primarily traded in security markets outside the United States.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2001 the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2001, the fund's expenses were reduced by $2,426,518 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,234 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to February 12, 2001, the annual rate for class B was 0.90%.

For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $175,872 and $5,381 from the sale of class A and class M shares, respectively, and received $647,146 and $30,896 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received $40,991 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,425,495,313 and 3,562,964,543 respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 79,447,446     $ 1,017,549,100
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               15,091,924         186,234,331
---------------------------------------------------------------------------
                                            94,539,370       1,203,783,431

Shares
repurchased                                (82,451,114)     (1,068,567,088)
---------------------------------------------------------------------------
Net increase                                12,088,256     $   135,216,343
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                103,070,949     $ 2,286,185,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,512,320          78,395,042
---------------------------------------------------------------------------
                                           106,583,269       2,364,580,436

Shares
repurchased                                (83,249,638)     (1,837,726,805)
---------------------------------------------------------------------------
Net increase                                23,333,631     $   526,853,631
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,259,153         $93,717,421
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               14,017,923         165,271,305
---------------------------------------------------------------------------
                                            21,277,076         258,988,726

Shares
repurchased                                (12,963,988)       (162,188,141)
---------------------------------------------------------------------------
Net increase                                 8,313,088         $96,800,585
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,936,053        $535,041,162
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,742,448          81,024,002
---------------------------------------------------------------------------
                                            27,678,501         616,065,164

Shares
repurchased                                (16,226,133)       (350,411,620)
---------------------------------------------------------------------------
Net increase                                11,452,368        $265,653,544
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,074,959        $ 64,641,578
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  663,166           8,050,836
---------------------------------------------------------------------------
                                             5,738,125          72,692,414

Shares
repurchased                                 (5,305,888)        (68,567,683)
---------------------------------------------------------------------------
Net increase                                   432,237        $  4,124,731
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,472,457        $146,312,199
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,374             829,333
---------------------------------------------------------------------------
                                             6,509,831         147,141,532

Shares
repurchased                                 (2,737,110)        (59,138,017)
---------------------------------------------------------------------------
Net increase                                 3,772,721        $ 88,003,515
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,271,865       $ 336,067,419
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,063,143          12,757,724
---------------------------------------------------------------------------
                                            27,335,008         348,825,143

Shares
repurchased                                (25,983,131)       (337,847,058)
---------------------------------------------------------------------------
Net increase                                 1,351,877       $  10,978,085
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,498,661       $ 218,089,136
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  307,462           6,736,483
---------------------------------------------------------------------------
                                            10,806,123         224,825,619

Shares
repurchased                                (10,133,019)       (211,609,431)
---------------------------------------------------------------------------
Net increase                                   673,104       $  13,216,188
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert J. Swift
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Peter J. Hadden
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA010-71198 539/2AH/2AI 5/01